                                                                    Exhibit 24
                                                                    ----------

                               POWER OF ATTORNEY


WHEREAS, PACIFIC TELESIS GROUP, a Nevada corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the registration of its common stock under the Corporation's 1994 Stock Incentive Plan; and

WHEREAS, each of the undersigned is an officer or director, or both, of the Corporation as indicated below under his name;

NOW  THEREFORE,  each  of  the undersigned,  hereby  constitutes  and appoints
P. J. Quigley, W. E. Downing and R. W. Odgers, and each of them, his attorney for him in his stead, in each of his offices and capacities as an officer or director, or both, of the Corporation, to sign and to file with the SEC such Registration Statement on Form S-8, and any and all amendments, modifications, or supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and to do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with affecting the registration of the common stock.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 24th day of June, 1994.





Philip J. Quigley                      William E. Downing
Chairman of the Board, President       Executive Vice President,
and Chief Executive Officer            Chief Financial Officer and Treasurer






Eugene O. Laico
Controller

                                                                    Exhibit 24
                                                                    ----------

                               POWER OF ATTORNEY


WHEREAS, PACIFIC TELESIS GROUP, a Nevada corporation (hereinafter referred to as the "Corporation"), proposes to file shortly with the Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the registration of its common stock under the Corporation's 1994 Stock Incentive Plan; and

WHEREAS, each of the undersigned is a director of the Corporation;

NOW,  THEREFORE,  each of  the  undersigned, hereby  constitutes  and appoints
P. J. Quigley, W. E. Downing and R. W. Odgers, and each of them, his/her attorney for him/her in his/her stead, in his/her capacity as a director of the Corporation, to sign and to file with the SEC such Registration Statement on Form S-8, and any and all amendments, modifications and supplements thereto, and any exhibits thereto, and granting to each of said attorneys full power and authority to sign and file any and all other documents and to perform and to do all and every act and thing whatsoever requisite and necessary to be done as fully, to all intents and purposes, as he/she might or could do if personally present at the doing thereof, and hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof in connection with affecting the registration of the common stock.

IN WITNESS HEREOF, each of the undersigned has hereunto set his/her hand this 24th day of June, 1994.



William P. Clark                         Mary S. Metz
Director                                 Director


Herman E. Gallegos                       Lewis E. Platt
Director                                 Director


Donald E. Guinn                          Toni Rembe
Director                                 Director


Frank C. Herringer                       S. Donley Ritchey
Director                                 Director


Ivan J. Houston                          Richard M. Rosenberg
Director                                 Director